                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): January 19, 2000


                          ADVANCED MICRO DEVICES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                          1-7882               94-1692300
         ---------                       ---------             ------------
(State or other jurisdiction           (Commission           (I.R.S. Employer
      of incorporation)                File Number)         Identification No.)


         One AMD Place,
         P.O. Box 3453
         Sunnyvale, California                               94088-3453
--------------------------------------------                 ----------
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number,
   including area code:                                    (408) 732-2400
                                                           --------------
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                                  Page 1 of 4
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Item 5. Other Events.

     On January 19, 2000, Advanced Micro Devices, Inc. reported sales of
$968,710,000 and net income of $65,080,000 in the quarter ended December 26, 1999, lead by strong seasonal demand for personal computers. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this report as if fully set forth herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
-------  -------------------------------------------------------------------

(c)      Exhibits

         99.1     Press release dated January 19, 2000.

                                       2
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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ADVANCED MICRO DEVICES, INC.


Dated:  January 26, 2000            By: /s/ Francis P. Barton
                                        ----------------------------
                                        Francis P. Barton
                                        Senior Vice President, Chief Financial
                                        Officer

                                       3

                                  Exhibit Index
                                  -------------

Exhibit Number    Exhibit
--------------    -------
    99.1          Press release dated January 19, 2000.

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